CERTIFICATION PURSUANT TO 18 U.S.C. 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Registration Statement on Form 10-SB (the "Report") of Texxon, Inc. (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Gifford M. Mabie III, the Chief Executive Officer and the Chief Financial Officer of the Registrant certify, to the best of my information and belief, that:

(1) The Report fully complies with the requirements of Section 12(g) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                        /S/ GIFFORD M. MABIE III
                                        ------------------------------
                                        Gifford M. Mabie III
        `                               Chief Executive Officer
                                        Chief Financial Officer

Dated:  August 29, 2002



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